RESOLUTION


                         WRITTEN CONSENT OF DIRECTORS OF
                             ACCESSPOINT CORPORATION

                              A Nevada Corporation


         The undersigned, being all or a quorum of the members of the Board of Directors of ACCESSPOINT CORPORATION, a Nevada corporation ("Company"), do hereby consent, in writing, to the adoption of the following resolution:


         RESOLVED, that the Company recognizes the attainment of certain business development and/or revenue attainment milestones on the part of Alfred Urcuyo in accordance with Schedule 1, item (1) of that certain Stock Bonus Agreement between Alfred Urcuyo and the Company and authorizes the conversion of 1,400,000 shares of Class A Preferred shares held by Alfred Urcuyo to common voting stock of the corporation in an equal amount.


         RESOLVED FURTHER, that before any of the Class A Preferred may be converted into common voting stock, Alfred Urcuyo must surrender the certificate or certificates evidencing the Class A Preferred shares in his possession which are eligible for conversion hereunder, duly endorsed in blank or accompanied by proper instruments of transfer, at the office of the Company or the transfer agent of the Company for retirement of such shares. Subject to return and cancellation the Company is hereby authorizing common voting stock of the corporation be issued to the following named shareholder in the amount and at the times stated as follows:


       NAME OF HOLDER      DATE ISSUED    SHARES ISSUED      EXEMPTIONS/LEGEND

       Alfred Urcuyo         4/5/01        1,400,000              Rule 144

Address: Alfred Urcuyo, Baltar Street, West Hills, CA  91304  SOC# ###-##-####

         ------------------------------------------------------------

         Total Number of Shares to be Issued..............  1,400,000


         RESOLVED FURTHER, that the Company may rely upon any available exemption from registration or qualification, to the extent applicable, pursuant to the provisions of Section 4(2) of the Securities Act of 1933 ("1933 Act") or Rule 1001, Regulation D, or Regulation S promulgated under the 1933 Act or any other available exemption.


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         RESOLVED  FURTHER,  that the officers and  directors of the Company be, and hereby are, authorized and empowered to perform such acts and execute, acknowledge and deliver such documents and instruments as may be necessary to carry out the purpose and intent of this resolution.

         RESOLVED FURTHER, that the actions of the directors and officers of this Company heretofore performed in furtherance of the above resolution, be, and hereby are, approved, ratified and adopted in full.

         IN WITNESS WHEREOF, the undersigned have executed this written consent as of the date hereof pursuant to applicable provisions of the California Corporations Code and the Nevada Revised Statutes.

               DATED AT Irvine, California, this 5th of April 2001.


                                        By: /s/ Tom M. Djokovich
                                        ----------------------------------------
                                        Tom M. Djokovich, Director

                                        By: /s/ James Bentley
                                        ----------------------------------------
                                        James Bentley, Director

                                        By: /s/ Tamara Trodden Djokovich
                                        ----------------------------------------
                                        Tamara Trodden Djokovich, Director

                                        By: /s/ Mark Deo
                                        ----------------------------------------
                                        Mark Deo, Director





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